Dear  Shareholder:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this annual report of your fund.

As of December 31, 1998, the Net Asset Value (NAV) of your fund was $37.65 after posting a $.075 dividend. The 1998 total return for the fund was 3.22%.


    Year Ending                 Total Return (%)
       12/31          Muhlenkamp Fund  S&P 500

1991                45.4                30.5
1992                15.8                 7.7
1993                18.1                 9.9
1994                (7.3)                1.3
1995                32.9                 37.1
1996                30.0                 22.9
1997                33.3                 33.4
1998		     3.2		 28.12

Chart goes here.  This is a line chart comparing the
performance of the Muhlenkamp Fund with the S&P 500 since
December 31, 1990.  On December 31, 1990 the Fund and the
S&P are each assigned an index value of 100.  At the end of
each subsequent year this value is recalculated using the
performance figures from the above table.
The results shown below are
then plotted on a line chart.
   X-Axis = Date              Y-Axis = Index Value
                      Muhlenkamp Fund  S&P 500

12/31/90            100                  100
12/31/91            145                  131
12/31/92            168                  141
12/31/93            198                  154
12/31/94            184                  157
12/31/95            244                  215
12/31/96            317                  264
12/31/97            423                  352
12/31/98	    436                  451

1998 was a challenging year in the investment markets.

We got it partly right and partly wrong.

The markets started the year very strongly.  In April 1998
Muhlenkamp Memorandum we wrote:

"At yearend, we judged U.S. stock prices to be fair based on 1997 earnings. We now judge prices to be fair based on 1998 estimated earnings. Since it's only April, there is ample time for normal (5-10%) market corrections this year. We don't expect a decline greater than 10%, because the trends in GDP and inflation remain positive.
In summary, prices are fair; the long-term and intermediate-term trends are positive; in the short-term we expect prices to be volatile."

Generally speaking we got the economic part right. GDP growth remained positive and inflation continued to decline. We said that you didn't want to be a U.S. producer selling to Asia. We also said the U.S. consumer buying from Asia was in good shape. So, the broad-based economic numbers we got right.

We failed to foresee the dramatic decline in the prices of world tradable goods including; oil, grains, metals, paper and chemicals. The prices of these goods fell much faster and much farther than we anticipated. The stock prices of companies serving these industries also fell farther and faster than we anticipated. We were hurt by that: specifically in the stocks of oil service companies and manufacturers of farm equipment. We also failed to foresee the default by Russia on their government debt, and the impact that had on the investment markets. The Russian economy and Russian debt are very small parts of the world economy and world investment markets, but Russia's default was the first default on debt by a government in many years. It had a dramatic effect on the worldwide debt markets. This effect was greatly magnified by the widespread ownership of emerging market government bonds by hedge funds, which bought them with borrowed money.

In August and again in October we witnessed the selling of securities regardless of price. We believe this selling was done by hedge funds who received margin calls on their portfolios in August, forcing them to sell. They then received redemption requests by their investors at the end of September forcing them to sell again in October. This forced selling drove market prices of both bonds and stocks down dramatically in August and October. This selling engendered a climate of fear and uncertainty in the marketplace. This fear and uncertainty manifested itself in several ways. First, of course, it resulted in the selling of securities, regardless of price. Second, it fostered a preference for only the highest quality bonds (U.S. Treasuries) and for the highest quality stocks. Third, it fostered fears of recession. Headlines of the time speculated that we must be facing serious economic problems for the markets to be so weak.

But economic data confirm that the economy remains quite healthy.
As the data continue to come in, we believe that confidence in the economy and in secondary stocks will recover and that values in the marketplace will once again reflect corporate values. In the fearful time of August-October, value didn't matter. Those folks needing or wanting to own securities were only interested in owning those perceived as the highest quality, which we call "security blankets." In the bond markets, only Treasury bonds were good enough. Treasury bond prices went up, all other bond prices went down. In the stock market, only two sectors did well: the biggest and the best.

Historically, lower P/E's have protected investors in declining markets, especially if the decline was sizeable or protracted. In 1998, the decline was sizable but short-lived. At any rate, our lower P/E's didn't help us this time. Investors paid up for "security blankets," not value.

As the data continue to come in showing the U.S. economy is doing well, inflation is under control and corporate profits are in decent shape, we expect investors to broaden their list of acceptable stocks to include good companies at favorable prices, such as those we own.

Ronald H. Muhlenkamp
President
February 1999

THE MUHLENKAMP FUND
(A PORTFOLIO OF THE WEXFORD TRUST)

Financial Statements for the
Year Ended December 31, 1998 and 1997, and
Independent Auditors Report




THE MUHLENKAMP FUND
(A PORTFOLIO OF THE WEXFORD TRUST)

TABLE OF CONTENTS


                                                               Page

INDEPENDENT AUDITORS REPORT                                    1

FINANCIAL STATEMENTS:

 Statement of Assets and Liabilities as of December 31, 1998    2

 Portfolio of Investments as of December 31, 1998              3-7

 Statement of Operations for the Year Ended December 31, 1998   8

 Financial Highlights for the Years Ended December 31, 1994 to 1998
9

 Statements of Changes in Net Assets for the Years Ended December
31, 1998 and 1997                                               10

 Notes to Financial Statements                                11-14




INDEPENDENT AUDITORS REPORT


To the Trustees of the Wexford Trust and Shareholders of the Muhlenkamp Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Muhlenkamp Fund (the Fund) (a portfolio of the Wexford Trust), as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended December 31, 1996 were audited by other auditors, whose report thereon dated January 23, 1997, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Muhlenkamp Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
January 11, 1999




PORTFOLIO OF INVESTMENTS
EXCEL 2924/PAGES 3-5


THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS

INVESTMENTS, AT VALUE
  (Identified cost $162,353,568)		  $196,530,186

RECEIVABLES:
  Dividends		  187,026
  Interest		  6,255
  Subscriptions		  355,117

          Total receivables		  		548,398

PREPAID EXPENSES		  1,579

          Total assets		  197,080,163

LIABILITIES

COVERED CALL OPTIONS WRITTEN, AT VALUE (Premiums
  received $551,082)		  1,156,975

ADVISOR FEE		  	165,952

ACCRUED EXPENSES		  54,022

DIVIDENDS PAYABLE		  295

REDEMPTIONS PAYABLE		  741,319

          Total liabilities		  2,118,563

NET ASSETS		  $194,961,600

NET ASSETS CONSIST OF:

CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST
  (Shares authorized-unlimited)		  			$161,623,293

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME		  (538)

ACCUMULATED NET REALIZED (LOSS) ON INVESTMENTS		  	(231,979)

NET UNREALIZED APPRECIATION OF INVESTMENTS 		  	33,570,824

NET ASSETS		  					$194,961,600

NUMBER OF SHARES OF BENEFICIAL INTEREST OUTSTANDING		  5,178,767

NET ASSET VALUE PER SHARE		  $37.65


See notes to financial statements.

THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
								Number of
								Shares or
								Principal
	Name of Issuer and Title of Issue			Amount		    Value

COMMON STOCK - 93.1%
	Aerospace - 4.5%
		*  BE Aerospace, Inc.	  			357,000  	  $7,497,000
		    Lockheed Martin	  			14,000  	  1,186,500

				  						8,683,500

	Airlines - 6.7%
		*  Alaska Air Group	  			120,000  	  5,310,000
		    Air Express International Corp.	  	32,343  	  703,460
		*  AMR Corp.	  				120,000  	  7,125,000

				  						3,138,460

	Autos - 7.1%
		    Ford Motor Company	  			112,000  	  6,573,000
		*  National RV Holdings	  			204,500  	  5,265,875
		    Superior Industries	  			53,180  	  1,479,070
		    Dana Corp.	  				15,000  	  613,125

				  						13,931,070

	Banks - 7.1%
		   Chase Manhattan	  			24,000  	  1,633,500
		   Citigroup Inc.	  			120,000  	  5,940,000
		   Mellon Bank Corp.	  			90,000  	  6,187,500

				  						13,761,000

	Building Products - Cement/Aggregate 1.8%
		    Southdown Inc.	 			60,000  	  3,551,250

	Brokerage - 6.9%
		   A.G. Edwards	  				18,750  	  698,438
		   Merrill Lynch	  			122,000  	  8,143,500
		   Southwest Securities, Inc.	  		229,635  	  4,621,404

				  						13,463,342


				(Continued)

	Buildings - 1.6%
		*  Griffon Corp.	  			211,000  	  $2,241,875
		*  Monaco Coach Corp.	  			30,000  	  795,000

				  						3,036,875

	Capital Goods - 3.5%
		   Commercial Intertech	  			203,400  	  2,631,487
		   Graco, Inc.	  				105,825  	  3,121,838
		   Index Corp.	  				41,250  	  1,010,625

				  						6,763,950
	Diversified Operations - 1.5%
		*  Loews Corp.	  				30,000  	  2,947,500

	Electronics - 5.0%
 		   Computer Associates International, Inc.	  105,000  	  4,475,625
		   Intel Corp.	  				44,000  	  5,216,750

				  						9,692,375
	Finance - 5.4%
		    Fidelity National Financial 	  	113,882  	  3,473,398
		*  Friedman Billings Ramsey	  		5,000  	        32,500
		    Morgan Stanley Dean Witter Discover & Co.	  81,500  	  5,786,500
		    National City Corp.	  			16,852  	  1,221,770

				  						10,514,168

	Finance Mortgage Loan Banker - 0.5%
		*  Long Beach Financial Corp.	  		136,000  	  1,020,000

	Furniture - 4.3%
		*  Stanley Furniture, Inc.	  		305,500  	  5,575,375
		*  Winsloew Furniture	  			109,600  	  2,904,400

				  						8,479,775

				(Continued)

	Homebuilding - 5.4%
		   American Woodmark Corp.	 		 92,200  	  $3,157,850
		   Crossman Common Inc.	  			180,000  	  4,972,500
		* NVR, Inc.	  				52,000  	  2,479,750

				  						10,610,100

	Industrial Equipment - 1.8%
		   AGCO Corp.	  				243,700  	  1,919,138
		   JLG Industries, Inc.	  			100,000  	  1,562,500

				  						3,481,638

	Insurance - 7.8%
		   Conseco, Inc.	  			344,608  	  10,532,082
		   Frontier Insurance	  			108,737  	  1,399,989
		   Reliance Group Holdings Inc.	  		232,500  	  2,993,438
	 	   Vesta Insurance Group Inc.	  		59,500  	  357,000

				  						15,282,509

	Machinery, Electric Utilities - 3.3%
		*  Kuhlman Corp.	  			69,200  	  2,620,950

	Metal - 2.0%
		   Allegheny Teledyne Inc.	  		40,000  	  817,500
		   Matthews Intl. Corp.	  		16,000  	  504,000
		* RTI International Metals	  		179,200  	  2,508,800

	 			  						3,830,300

	Oils, Natural Gas and Energy Related - 3.1%
		*  Calpine Corp.	  			200,000  	  5,050,000
		*  Global Marine, Inc.	  			20,000  	  183,750
		*  Omni Energy Services	  			198,000  	  841,500

				  						6,075,250

	Rails - 2.2%
		   Burlington Northern Santa Fe Corp	  	129,000  	  $4,353,750

	Retail Jewelry - 0.1%
		* Piercing Pagoda Inc.	  			10,000  	  97,500

	Savings and Loan - 2.8%
		* Federal National Mortgage Assoc.	  	74,400  	  5,505,600

	Steel - Specialty - 0.4%
		* Texas Industries Inc.	  			27,400  	  738,085

	Technology - 4.2%
	a)	* Applied Materials	  			150,000  	  6,403,125
	a)	   Helix Corp	  				30,000  	  390,000
		* Scios Inc.	  				140,000  	  1,452,500

				  						8,245,625

	Tobacco - 3.7%
		   Philip Morris	  			135,280  	  7,237,480

	Transportation - 2.3%
		* Coach USA	  				129,800  	  4,502,439

		          Total Common Stocks (cost $150,888,883)	     	  181,564,491


	BONDS AND NOTES - 7.7%
		   General Motors Acceptance Corp.
		     -0-%, due 2015	  $5,990,000  	  $1,949,745

		   U.S. Treasury Strip
		     -0-%, due 2013	  800,000  	  375,047

		   U.S. Treasury Strip
		     -0-%, due 2024	  26,900,000  	  6,679,109

		   U.S. Treasury Strip
		     -0-%, due 2023	  21,000,000  	  5,662,251

		          Total Bonds and Notes (cost $6,856,318)		  14,666,152

	REGISTERED INVESTMENT COMPANY - 0.2%
		   Star Trust for U.S. Treasury (cost $299,543)	  299,543  	  299,543

		          Total (identified and tax cost of $162,353,568)	     	  $196,530,186

	*	Non-income producing security

		Investments are shown as a percentage of net assets at December 31, 1998.

	a)	At December 31, 1998, the Funds open covered call options contracts which are accounted for as a
		  liability on the Statement of Assets and Liabilities were as follows:



			Number
			of Contracts	Market
		Underlying security/expiration date/exercise price:	Written	Value

		      Applied Materials/January 2000/40	  1,000  	  $1,050,000
		      Helix Technology/April 1999/10	  300  	  106,875

	 	          Total covered call options written (premiums received $551,082)		  $1,156,875


See notes to financial statements.


THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
  Interest		  $1,129,844
  Dividends		  1,645,798

          Total investment income		  2,775,642

EXPENSES:
  Investment advisor		  	1,804,540
  Transfer agent fees		  	302,071
  Printing		  		59,294
  Postage		  		45,252
  Registrations and filing		  43,507
  Custodian		  		41,660
  Proxy		  			35,110
  Fund accounting		  	30,856
  Reorganization		  	30,381
  Audit		  			30,101
  Miscellaneous		  		12,147
  Legal		  			6,095
  Fidelity Bond		  		5,063

          Total expenses		  2,446,077

  Fees paid indirectly		  (58,010)

     Net expenses		  2,388,067

NET INVESTMENT INCOME		  387,575

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments 		            (104,365)
  Change in unrealized appreciation in value of investments (1,155,525)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		  (1,259,890)

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS		  			$(872,315)

See notes to financial statements.
THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

FINANCIAL HIGHLIGHTS
YEARS ENDED DECEMBER 31, 1998 TO 1994
							1998	   1997	  	1996		1995		1994

NET ASSET VALUE, BEGINNING OF YEAR	  		$36.55 	  $27.52  	21.26   	$16.23  	$17.86

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (1)	  			0.08  	  0.18  	  0.14  	  0.21  	  0.11
  Net gains or (losses) on securities (3)	  	1.10  	  8.98  	  6.23  	  5.14  	  (1.39)

          Total from investment operations	  	.18  	  9.16  	  6.37  	  5.35  	  (1.28)

LESS DISTRIBUTIONS:
  Dividends from net investment income	  		(0.08) 	  (0.13) 	  (0.11) 	  (0.21) 	  (0.10)
  Distributions from net realized gain on investments	  -        -       	  -       	  (0.11) 	  (0.25)
  Return of capital	  -       	  -       	  -    		-       	  -

          Total distributions	  			(0.08) 	  (0.13) 	  (0.11) 	  (0.32) 	  (0.35)

NET ASSET VALUE, END OF YEAR	  			$37.65    $36.55  	  $27.52  	  $21.26  	  $16.23

TOTAL RETURN (2)	 				3.22 %	 33.28 %	 29.96 %	 32.90 %	(7.20)%

NET ASSETS, END OF YEAR	 ($,000)			$194,962  $125,461       $42,039  	  $23,571  	  $16,611

RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS (2)	 1.36 %	 1.44 %	 	1.56 %	 	1.40 %	 	1.57 %

RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (2)	 	1.32 %	 1.33 %	 	1.54 %	 	1.35 %	 	1.52 %

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	 0.21 %	 0.53 %	 	0.58 %	 	1.10 %	 	0.70 %

PORTFOLIO TURNOVER RATE	 				27.03 %	 13.89 %	 16.90 %	 22.70 %	 25.60 %

(1)  Computed on weighted average number of shares outstanding during the year.
(2)  During the years ended December 31, 1994 through 1998, the Fund utilized the commission credits of $8,830, $11,000, $5,000, $47,425 and $58,010, respectively, to pay certain expenses of the Fund.  The total return for the Fund would have been
(7.2%), 32.9%, 29.9%, 33.2% and 3.2% for the years ended December 31, 1994 through 1998, respectively, without the credits.
(3)  The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gains or (losses) on security transactions for the year ended December 31, 1998, due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.

See notes to financial statements.




THE MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997
								1998		  1997

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income	  					$387,575  	  $428,990
  Net realized gain (loss) on investments 	  		(104,365) 	  33,958
  Change in unrealized appreciation in value of investments 	(1,155,525) 	  20,691,181

     Net increase in net assets resulting from operations	  (872,315) 	  21,154,129

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income	  					(392,344) 	  (435,040)

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares	  			120,046,067  	  76,279,489
  Net asset value of shares issued to shareholders on
    reinvestment of dividends 	  				381,937  	  419,401
  Cost of shares redeemed	  				(49,662,383) 	  (13,996,297)

     Net increase in net assets resulting from capital share
       transactions	  					70,765,621  	  62,702,593

          Total increase in net assets	  			69,500,962  	  83,421,682

NET ASSETS:
  Beginning of year	  					125,460,638  	  42,038,956

  End of year (including (distributions in excess of) undistributed net investment income of ($538) and $4,231 in 1998 and
    1997, respectively)	  					$194,961,600  	  $125,460,638


See notes to financial statements.



THE MUHLENKAMP FUND
(A PORTFOLIO OF THE WEXFORD TRUST)

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

   The Wexford Trust (the Trust) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the
   Fund) is a portfolio of the Trust and is currently the only fund in the Trust.

   The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

   The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

   a. Investment Valuations - Stocks and Bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price.

   b. Investment Transactions and Related Investment Income - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. Discounts and premiums on securities are amortized over the life of the respective securities. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

   c. Federal Taxes - It is the Funds policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal tax provision is required.

   d. Dividends and Distributions to Shareholders of Beneficial
      Interest - Dividends and distributions are recorded by the Fund on the record date.

   e. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

   f. Options Transactions - The Fund may write put and call options only if such options are considered to be covered. A written call option is considered to be covered when the writer of the call option owns throughout the option period the security on which the option is written. A written put option is considered covered when the writer of the put has deposited and maintained amount equal to or greater than the exercise price of the put option. The Fund may purchase put and call options call.

      When the Fund writes a covered call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.
      If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sales are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

      When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Funds statement of assets and liabilities as a investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.
      Written and purchased options are nonincome producing securities.

3. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

   Muhlenkamp & Co., Inc., an affiliate of which an officer-stockbroker is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The advisor is permitted to charge the Fund for some or all of its routine administration costs which totaled $211,565 for the year ended December 31, 1998. The reimbursement consists of the following:

Registration and filings	 $63,267
Postage and printing		  73,444
Legal and accounting		  65,114
Insurance - Bond		  4,348
Other		 		 5,392

Total		 		 $211,565

   Certain affiliated persons held in the aggregate 45,171 shares with a net asset value of $1,700,688 in the Fund at December 31, 1998. In addition, the Muhlenkamp & Co., Inc. Pension & Trust Fund held 31,174 shares with a net asset value of $1,173,710 at December 31, 1998.

4. CAPITAL SHARE TRANSACTIONS

   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.001 per share. Transactions in capital stock for the years ended December 31, 1998 and 1997 were as follows:

				1998						1997
				Shares	Amount					Shares	Amount

Shares outstanding,
  beginning of year	  	3,432,778  	  $90,857,672  		  1,527,718  	  $28,155,079
Shares sold	  		3,066,602  	  120,046,072  		  2,311,675  	  76,279,489
Shares issued to shareholders
 in reinvestment of dividend	  10,376  	  381,937  		  11,928  	  419,401
Shares redeemed	  		(1,330,989) 	  (49,662,383) 		  (418,543) 	  (13,996,297)

Shares outstanding,
  end of year	  		5,178,767  	  $161,623,298  	  3,432,778  	  $90,857,672


5. CAPITAL LOSS CARRYFORWARD

   As of December 31, 1998, the Fund had available for federal income tax purposes a capital loss carryforward of $231,979 which expires as follows:

December 31, 2004		  $127,614
December 31, 2006		  104,365





6. COVERED CALL OPTIONS

   As of December 31, 1998, portfolio securities valued at $4,658,750 were segregated by the custodian in connection with covered call options written by the Fund.

   The Funds activity in written options for the year ended
   December 31, 1998 was as follows:

					Number
					of	        Premiums
					Contracts	Received

Options outstanding at beginning of year	  -       	  $-
   			Options sold	  1,800  	  693,327
Options expired prior to exercise	  (500) 	  (142,245)

Options outstanding at end of period	  1,300  	  $551,082



7. INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities, excluding short-term securities, were $108,515,915 and $45,924,542, respectively, in 1998.

   The components of the net unrealized appreciation in the value of the investments held at December 31, 1998 for both financial reporting and tax purposes are as follows:


    Gross unrealized appreciation of investments 		  $45,607,818
    Gross unrealized depreciation of investments 		  (12,036,994)

    Net unrealized appreciation of investments		  $33,570,824





8. DIRECTED BUSINESS ARRANGEMENT

   The Fund has a directed business arrangement with Capital Institution Services, Inc. (CIS). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. The commission credits redeemed during the year were utilized by the Fund to pay accounting fees due to the Independent Auditors, transfer agent fees and fund accounting.

   The following is an analysis of commissions credits generated, utilized and available to pay future expenses of the Fund:

Balance, January 1, 1997		  $(2,452)
Commission credits generated in 1998		  74,312
Commission credits utilized:
  Auditor fees	  $(15,100)
  Transfer agent fees	  (40,567)
  Fund accounting	  (2,343)
		  (58,010)

Balance, December 31, 1998		  $(13,850)




   Annual fund operating expenses, as a percentage of average net assets, were 1.36% without the commission credits. Utilizing commission credits, operating expenses as a percentage of average net assets were 1.32%.

                            * * * * * *